UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290
(Commission File Number)

Delaware	36-3890205
(State or other jurisdiction ofincorporation or organization)	(I.R.S. Employer Identification No.)

Two Marriott Drive Lincolnshire, Illinois 60069
(Address of principal executive offices, with zip code)

(847) 229-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.         Other Events.

On June 19, 2006, Aksys, Ltd. issued a press release announcing that it received a warning letter dated June 8, 2006 (the “Warning Letter”) from the Office of Compliance, Center for Devices and Radiological Health of the U.S. Food and Drug Administration (the “FDA”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Warning Letter is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release dated June 19, 2006

99.2	Warning Letter from the US Food and Drug Administration to Aksys, Ltd. dated June 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006

AKSYS, LTD.

	By:	/s/ Laurence P. Birch
Laurence P. Birch
	Its:	Chief Financial Officer and Interim President and Chief Executive Officer